FEDERAL DEPOSIT INSURANCE CORPORATION
                            Washington, D.C. 20429

                                   FORM F-3

                                CURRENT REPORT
            Under Section 13 of the Securities Exchange Act of 1934

                         For the month of March, 1996

                            North Side Savings Bank
                  (Exact name of bank as specified in charter)

                 170 Tulip Avenue, Floral Park, New York 11001
                       (Address of principal office)

                                   New York
          (State or other jurisdiction of incorporation or organization)

                                     16007
                             (FDIC Certificate No.)

                                  13-1723204
                        (IRS Employer Identification No.)

                                (516) 488-6900
                    (Bank's telephone number, including area code)


          ITEM 12--OTHER MATERIALLY IMPORTANT EVENTS

          In accordance with the Bank s By-Laws, the Board of Directors of the Bank, at its meeting on March 18, 1996, increased the size of the Board to ten members, creating a vacancy in the class of directors whose terms expire at the Annual Meeting of Stockholders in January 1999. The Board elected Carmine M. Tenga of New York, New York, a former Acting Superintendent and Deputy Superintendent of the New York State Banking Department, as a director to fill such vacancy.

          ITEM 13--FINANCIAL STATEMENTS AND EXHIBITS

               (a)  Financial Statements

                    Not applicable.

               (b)  Exhibits

                    None.


                                  SIGNATURES

          Under the requirements of the Securities Exchange Act of 1934, the Bank has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        NORTH SIDE SAVINGS BANK

                                         By:  /s/ Thomas M. O Brien
                                              Thomas M. O'Brien
          Date:  April 1, 1996                Chairman of the Board,
                                              President and Chief Execu-
                                              tive Officer